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                                                                   EXHIBIT 10.12
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                         ADVANCED NUTRACEUTICALS, INC.
                      NON-DISCRETIONARY STOCK OPTION PLAN


  This Non-Discretionary Stock Option Plan (the "Plan") is adopted by Advanced Nutraceuticals, Inc. (the "Company"), to be effective as of August 5, 1998.


  1.  Definitions.
      -----------


  Unless otherwise indicated or required by the particular context, the terms used in this Plan shall have the following meaning:


  Board:  The Board of Directors of the Company.
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  Code:  The Internal Revenue Code of 1986, as amended.
  ----

  Common Stock: The $.001 par value common stock of the Company.
  ------------

  Company:  Advanced Nutraceuticals, Inc., a corporation incorporated under the
  -------
laws of Delaware, any current or future wholly owned subsidiaries of the Company, and any successors in interest by merger, operation of law, assignment or purchase of all or substantially all of the property, assets or business of the Company.

  Date Of Grant:  The date on which an Option, as defined below, is granted
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under the Plan.

  Fair Market Value:   The Fair Market Value of the Option Shares.  Such Fair
  -----------------
Market Value as of any date shall be reasonably determined by the Board; provided, however, that if there is a public market for the Common Stock, the Fair Market Value of the Option Shares as of any date shall be the officially quoted closing price, if available, through The Nasdaq Stock Market, Inc., or a stock exchange, or if no officially quoted closing price is available, the representative closing bid price, on the date in question. In the event there is no officially quoted closing price or bid price or the Common Stock is not traded publicly, the Fair Market Value of a share of Common Stock on any date shall be determined, in good faith, by the Board after such consultation with outside legal, accounting and other experts as the Board may deem advisable, and the Board shall maintain a written record of its method of determining such value.

  Non-Employee Director:  A person who is a member of the Board of Directors and
  ---------------------
who is not an employee of the Company.

  Option:  The rights to purchase Common Stock granted pursuant to the terms and
  ------
conditions of an Option Agreement.

  Option Agreement:  The written agreement (including any amendments or
  ----------------
supplements thereto) between the Company and a Non-Employee Director designating the terms and conditions of an Option.

  Option Shares:  The shares of Common Stock underlying an Option granted
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pursuant to
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this Plan.

    Optionee:  A Non-Employee Director who has been granted an Option.
    --------

    SEC:  The Securities and Exchange Commission.
    ---

2.  Purpose And Scope.
    -----------------

    (a) The purpose of the Plan is to advance the interests of the Company and its stockholders by affording Non-Employee Directors, whose participation and guidance contributes to the successful operation of the Company, an opportunity for investment in the Company and the incentive advantages inherent in stock ownership in the Company.

    (b) This Plan provides that Options be granted to Non-Employee Directors according to the formula set forth in Section 3 of this Plan.


3.  Operation Of The Plan.
    ---------------------

    (a)  Grant Of Options: Amount And Timing.  Options to purchase 10,000
         -----------------------------------
shares of Common Stock shall be granted under the Plan to each person who is a Non-Employee Director on the effective date of the first registration statement for a public offering of securities of the Company, other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction (the "IPO"). Each person who is a Non-Employee Director at the time of the IPO automatically shall be granted Options under the Plan to purchase 5,000 shares of Common Stock on the date of each annual meeting of stockholders after such IPO for so long as such person remains a Non-Employee Director. Provided, that, no Options will be granted to the Non-Employee Directors on the date of the first annual meeting of stockholders after the IPO if such annual meeting of stockholders is held within three months of the IPO.

  Options to purchase 10,000 shares of Common Stock shall be granted under the Plan to each Non-Employee Director who is initially elected to the Board after the IPO on the date of his election and Options to purchase 5,000 shares of Common Stock under the Plan automatically shall be granted to each such Non-Employee Director on the date of each annual meeting of stockholders after such initial election for so long as such person remains a Non-Employee Director. Provided, that, no Options will be granted on the date of the first annual meeting of stockholders after such person's initial election to the Board if such annual meeting of stockholders is held within the three months of such person's initial election to the Board.

  (b)  Option Exercise Price.  The exercise price for the Options shall be the
       ---------------------
Fair Market Value of the Common Stock on the Date Of Grant. The Fair Market Value on the date of the IPO shall be equal to the initial public offering price of the Common Stock in the IPO.

  (c)  Term.  The Options shall be exercisable six months after the Date of
       ----
Grant and shall expire upon the earlier to occur of (i) seven years from the Date Of Grant and (ii) 30 days after the Optionee ceases to be a director of the Company.

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  (d)  Amendments.  This Plan may be changed or modified from time to time
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provided, however, that (A) no such change or modification shall impair any
Option previously granted under the Plan, (B) no change shall disqualify the Plan from the exemption provided by SEC Rule 16b-3, and (C) the approval by written consent of a majority of the holders of the Company's securities entitled to vote, or by the affirmative votes of the holders of a majority of the Company's securities entitled to vote at a meeting duly held in accordance with the applicable laws of the state of Delaware, shall be required for any amendment which would increase the limit imposed under Section 4 on the maximum number of shares of Common Stock reserved and available for grant under the Plan or to the extent such approval is required by law or agreement.

4.  Number of Shares.
    ----------------

    The Board is authorized to appropriate, issue and sell for the purposes of the Plan an aggregate maximum of 300,000 shares of Common Stock, including both treasury and newly issued shares, or the number and kind of shares of stock or other securities which in accordance with Section 8 shall be substituted for the 300,000 shares or into which such 300,000 shares shall be adjusted. All or any unsold shares subject to an Option, that for any reason expires or otherwise terminates before it has been exercised, again may be made subject to other Options under the Plan.

5.  Eligibility.
    -----------

    Options shall be granted under the Plan only to Non-Employee Directors provided that any Non-Employee Director may waive his right to participate in the Plan.

6.  Exercise Of Options.
    -------------------

    (a) During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee; provided that, subject to Section 3(c), in the event of the legal disability of an Optionee, the guardian or personal representative of the Option may exercise the Option.

    (b) Each Option shall be exercised in whole or in part by delivering to the office of the Treasurer of the Company written notice of the number of shares with respect to which the Option is to be exercised and by paying in full the purchase price for the Option Shares purchased as set forth in Section 7 herein; provided, that an Option may not be exercised in part unless the purchase price for the Option Shares purchased is at least $1,000.

    (c) No Option Shares may be sold, transferred or otherwise disposed of for a period of at least six months following the Date Of Grant of the Option.

7.  Payment For Option Shares.  If the purchase price of the Option Shares
    -------------------------
purchased by any Optionee at one time exceeds $2,000, the Board may permit all or part of the purchase price for the Option Shares to be paid by delivery to the Company for cancellation shares of the Company's Common Stock previously owned by the Optionee with a Fair Market Value as of the date of payment equal to the portion of the purchase price for the Option Shares that the Optionee does not pay in cash. In the case of all other Option exercises, the purchase price shall be paid in cash or certified funds upon exercise of the Option, except that the Board may permit an Optionee to elect to pay the purchase price upon the exercise of an Option by authorizing a third party to sell some or all of the Option Shares acquired upon exercise of an

                                      -3-
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Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire purchase price and any tax withholding resulting from such exercise.

  8.  Change In Stock, Adjustments, Etc.
      ----------------------------------

      In the event that each of the outstanding shares of Common Stock (other than shares held by dissenting stockholders which are not changed or exchanged) should be changed into, or exchanged for, a different number or kind of shares of stock or other securities of the Company, or if further changes or exchanges of any stock or other securities into which the Common Stock shall have been changed, or for which it shall have been exchanged, shall be made (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividends, reclassification, split-up, combination of shares or otherwise), then there shall be substituted for each share of Common Stock that is subject to the Plan but not subject to an outstanding Option hereunder, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock (other than shares held by dissenting stockholders which are not changed or exchanged) shall be so changed or for which each outstanding share of Common Stock (other than shares held by dissenting stockholders) shall be so changed or for which each such share shall be exchanged. Any securities so substituted shall be subject to similar successive adjustments.

      In the event of any such changes or exchanges, (i) the Company shall adjust the number, or kind, or option price of the shares or other securities that are then subject to an Option or Options granted pursuant to the Plan in order to prevent dilution or enlargement of rights and (ii) such adjustments shall be effective and binding for all purposes of the Plan.

  9.  Status As Director.
      ------------------

      Nothing contained in the Plan, or in any Option granted or Option Shares issued pursuant to the Plan, (i) shall confer upon any Optionee any right with respect to continuance of his position as a director of the Company, or (ii) shall interfere in any way with the right of the Company at any time to elect not to continue or to terminate the Optionee's position as a director of the Company.


  10. Nontransferability Of Option.
      ----------------------------

      No option granted under the Plan shall be transferable by the Optionee, either voluntarily or involuntarily, except by will or by the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined in the Code, the Employee Retirement Income Security Act, or rules promulgated thereunder. Except as provided in the preceding sentence, any attempt to transfer an Option shall void the Option.

  11. Rights As A Stockholder.
      -----------------------

      No person shall have any rights as a stockholder with respect to any share covered by an Option until that person shall become the holder of record of such share and, except as provided in Section 8, no adjustments shall be made for dividends or other distributions or other rights as to which there is an earlier record date.

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  12.  Securities Laws Requirements.
       ----------------------------

       No Option Shares shall be issued unless and until, in the opinion of the Company, any applicable registration requirements of the Securities Act of 1933, as amended, any applicable listing requirements of any securities exchange on which stock of the same class is then listed, and any other requirement of law or of any regulatory bodies having jurisdiction over such issuance and delivery, have been fully complied with. Each Option Agreement and each Option Share certificate may be imprinted with legends reflecting federal and state securities laws restrictions and conditions, and the Company may comply therewith and issue "stop transfer" instructions to its transfer agent and registrar in good faith without liability.

  13.  Disposition Of Shares.
       ---------------------

       To the extent reasonably requested by the Company, each Optionee, as a condition of exercise, shall represent, warrant and agree, in a form of written certificate approved by the Company, as follows: (a) that all Option Shares are being acquired solely for his own account and not on behalf of any other person or entity; (b) that no Option Share will be sold for at least six months following the Date Of Grant of the Option; (c) that no Option Shares will be sold or otherwise distributed in violation of the Securities Act of 1933, as amended, or any other applicable federal or state securities laws; (d) that he will report all sales of Option Shares to the Company in writing on a form prescribed by the Company; and (e) that if he is subject to reporting requirements under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (i) he will not violate Section 16(b) of the Exchange Act, (ii) he will furnish the Company with a copy of each Form 4 and Form 5 filed by him, and (iii) he will timely file all reports required under the federal securities laws.

  14.  Effective Date Of Plan; Termination Date Of Plan.
       ------------------------------------------------

       The Plan shall be deemed effective as of August 5, 1998 and shall terminate at midnight on August 4, 2008, except as to Options previously granted and outstanding under the Plan at that time. No Options shall be granted after the date on which the Plan terminates. The Plan may be abandoned or terminated at any earlier time by the affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote and represented at a meeting duly held in accordance with the applicable laws of the State of Delaware, except with respect to any Options then outstanding under the Plan.

  15.  Withholding Taxes.
       -----------------

       The Option Agreement shall provide that the Company may take steps as it may deem necessary or appropriate for the withholding of any taxes which the Company is required by any law or regulation or any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Option including, but not limited to, the withholding of all or any portion of any payment or the withholding of issuance of Option Shares to be issued upon the exercise of any Option.

  16.  Other Provisions.
       ----------------

       The following provisions are also in effect under the Plan:

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    (a)  The use of a masculine gender in the Plan shall also include within its meaning the feminine, and the singular may include the plural, and the plural may include the singular, unless the context clearly indicates to the contrary.

    (b)  Any expenses of administering the Plan shall be borne by the Company.

    (c) This Plan shall be construed to be in addition to any and all other compensation plans or programs. The adoption of the Plan by the stockholders of the Company shall not be construed as creating any limitations on the power or authority of the Board to adopt such other additional incentive or other compensation arrangements as the Board may deem necessary or desirable.

    (d) The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and the rights of any and all persons having or claiming to have an interest therein or thereunder shall be governed by and determined exclusively and solely in accordance with the laws of the State of Delaware.

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